UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 24, 2005

ODYSSEY HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Texas	000-33267	43-1723043
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

717 North Harwood Street, Suite 1500
Dallas, Texas		75201
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (214) 922-9711
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On August 23, 2005, Odyssey HealthCare, Inc. (the “Company”) issued a press release attached hereto as Exhibit 99.1 announcing that the Company has been in communication with Centers for Medicare and Medicaid Services (“CMS”) regarding the annual update to hospice payment calculations for the 2006 Medicare fiscal year published in Transmittal 655 (the “Transmittal”) by CMS on August 19, 2005. The Company is awaiting a response from CMS concerning data the Company submitted to correct what it believes is an error in CMS’s calculation of the Medicare hospice cap amount for the cap year ending October 31, 2005.
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits.
99.1	Press release dated August 23, 2005.

99.2	CMS Manual System, Pub 100-04 Medicare Claims Processing, Transmittal 655 dated August 19, 2005.
Limitation on Incorporation by Reference
In accordance with general instruction B.2 of Form 8-K, the information in this report furnished pursuant to Item 7.01, including the exhibits hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY HEALTHCARE, INC.

Date: August 24, 2005	By:	/s/ Douglas B. Cannon

Douglas B. Cannon
Senior Vice President and Chief Financial Officer